POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 28th day of October, 2010.

/s/James J. Avery, Jr.
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James J. Avery, Jr.
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 29th day of October, 2010.

/s/Bernard J. Jacob
----------------------------
Bernard J. Jacob
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 28th day of October, 2010.

/s/Scott D. Kaplan
----------------------------
Scott D. Kaplan
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 29th day of October, 2010.

/s/Tucker I. Marr
----------------------------
Tucker I. Marr
Chief Accounting Officer and Chief Financial Officer
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 27th day of October, 2010.

/s/Robert M. Falzon
----------------------------
Robert M. Falzon
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 27th day of October, 2010.

/s/Stephen Pelletier
----------------------------
Stephen Pelletier
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 29th day of October, 2010.

/s/Richard F. Vaccaro
----------------------------
Richard F. Vaccaro
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint the following individuals as his/her true and lawful attorneys-in-fact and agents with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Forms N-4 and S-3 registration statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, pertaining to new variable annuity products which are to be filed with the Securities and Exchange Commission on or about November 8, 2010:  Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Raymond A. O’Hara III.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 27th day of October, 2010.

/s/Thomas J. Diemer
----------------------------
Thomas J. Diemer
Director
Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey